Capital Senior Living Company Presentation Exhibit 99.2

Forward-Looking Statements
•
The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission
•
The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Non-GAAP Financial Measures
•
Adjusted EBITDAR, Adjusted EBITDAR Margin, Adjusted Net Income and Adjusted CFFO are financial measures of operating performance that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial measures may have material limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.  As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP.  The
Company believes that these non-GAAP measures are useful in identifying trends in day-to-day performance because they exclude items that are of little or no significance to operations and provide indicators to management of progress in achieving optimal operating performance. In addition, these measures are used by many research analysts and investors to evaluate the performance and the value of companies in the senior living industry.  The Company strongly urges you to review the reconciliation of net income from operations to Adjusted EBITDAR and Adjusted EBITDAR Margin and the reconciliation of net loss to Adjusted Net Income and Adjusted CFFO, each of which is included at the end of the
Company’s earnings releases, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.

Company Highlights
Value leader in geographically concentrated regions providing quality seniors housing and care at reasonable prices
Well positioned to make meaningful gains in shareholder value
Substantially all private pay with strong cash flow generation
Industry benefits from need-driven demand, limited new supply and an improving housing market and economy
Larger company economies of scale and proprietary systems that yield operating efficiencies in highly fragmented industry
Executing on disciplined accretive growth initiatives through acquisitions, conversions to higher levels of care, renovations and refurbishments
Solid balance sheet

MN.
173
WI.
591
MI.
244
NY.
537
MA.
87
CT.
178
NJ.
98
NE.
668
IA.
122
IL.
650
IN.
2,247
OH.
2,172
CA.
408
KS.
165
MO.
662
VA.
317
NC.
432
AZ.
189
AR.
173
SC.
669
GA.
168
MS.
143
TX.
3,870
FL.
226

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Company Overview
•
Capital Senior Living operates 119 communities in geographically concentrated regions with the capacity to serve 15,200 residents
Number of residents by State
Greater than 2,000
500 -
2,000
Less than 500
As of July 31, 2015
Resident Capacity By State

Resident Demographics at CSU Communities
•
Average age of resident: 85 years
•
Average age of resident moving in: 82 years
•
Average
stay
period:
2-3
years
•
Percent of female residents: 80%
•
Resident turnover is primarily attributed to death or need for higher care

Independent Living –
47% of Resident Capacity
•
Average 109 units per IL community with large common areas and amenities
•
Supportive services, wellness programs, social, recreational and educational events
•
Average monthly rate of $2,576
•
100% private pay
•
Average length of resident stay is 31 months
The Capital Advantage: Senior Living Options

The Capital Advantage: Senior Living Options
Assisted Living-
53% of Resident Capacity
•
Average 68 units per community
•
79% of communities offer AL
•
Assistance with activities of daily living including medication reminders, bathing, dressing and grooming
•
Average monthly rate of $4,044
•
Substantially all private pay
•
Average length of resident stay is 24 months

(Population in thousands)
75% Expected Growth
from 2014 to 2030

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The Capital Advantage: Need Driven Demand
U.S. population 75+ years old is estimated to be 12% of the population by
2030 compared to 6% in 2012
•
Only 1.3 million units serving a population of 18.9 million seniors
•
Current 6.9% penetration rate implies demand growth of 40,000 units per year
U.S. Seniors Population Trends (75+ years old)
15,000
17,500
20,000
22,500
25,000
27,500
30,000
32,500
35,000
2010
2015
2020
2025
2030
Source: 2010 Census Summary File 1 and U.S. Census Bureau, Population Division

25,000
20,000
15,000
10,000
5,000
0
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114
Q214
Q314
Q414
Q115
Q215
TTM Absorption
TTM Inventory Growth

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10 The Capital Advantage: Limited New Supply Source: NIC MAP Trends Senior Housing All Markets

96.0%
94.0%
92.0%
90.0%
88.0%
86.0%
84.0%
82.0%
80.0%
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
IL Communities
AL Communities

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11 The Capital Advantage: Senior Housing Occupancy Trends Source: NIC MAP Trends All Markets Q2 15

The Capital Advantage: Competitive Strengths
•
Value leader in geographically concentrated regions
•
Experienced on-site, regional and corporate management
•
Larger company economies of scale and proprietary systems
that yield operating efficiencies in highly fragmented industry
•
Solid reputation in industry and 95% resident satisfaction
•
Straightforward private-pay business model
•
Solid balance sheet
•
Strong Board of Directors

The Capital Advantage: Strategy
•
Focus on our core strengths
•
Capitalize on competitive strengths within each of our regions to maximize the cash flow and value of our communities and
our operations
•
Capitalize on the fragmented nature of the senior living
industry to strategically aggregate local and regional operators in geographically concentrated regions
•
Increase levels of care through conversions to Assisted Living or Memory Care units
•
Attract and retain the best talent in the senior living industry

2015 Business Plan
Focused on operations, marketing and growth to enhance
shareholder value through:
Organic growth, including the conversion of units to higher levels of care and community renovations and refurbishment projects
Proactive expense management
Accretive acquisitions
Utilization of technology

2015 Business Plan: Organic Growth
•
Increase average rents
•
Each 3% increase generates $11.8M of revenue
•
Improve occupancies
•
Each 1% generates $4.0M of revenue, $2.8M of EBITDAR and $0.06 per share of CFFO
•
Convert units to higher levels of care
•
Cash flow value enhancing renovations and refurbishments
•
Continue to enhance sales and marketing initiatives

Conversions: Significant Increases in Occupancy, Revenue
and CFFO
Occupancy Prior to Conversions
(1)
IL
AL
Total
Total
Units
6,192
5,434
11,626
Occupied
Units
5,287
4,869
10,156
Occupancy %
85.4%
89.6%
87.4%
Planned IL to AL Conversions
IL
AL
Vacant
Units
(225)
225
At 90% Stabilized Occupancy
203
Incremental
Conversions
(175)
175
(1)
As of June 30, 2014 -
excludes
CCRC’s , Autumn Glen, and
Veranda Club
Occupancy After
Conversions
IL
AL
Total
Total
Units
5,792
5,834
11,626
Occupied Units
5,112
5,247
10,359
Occupancy %
88.3%
89.9%
89.1%
Annual Financial Impact
Incremental CFFO:
Approx. $0.20 per share

Significant Occupancy Improvement after Conversion
Number of
Units
Converted
Occupancy
prior to
Conversion
Occupancy
at end of
Q2 15
Third
Quarter 2014
Conversions
Waterford at
Edison Lakes
45
69.0%
92.2%
Waterford at Mansfield
45
84.5%
94.0%
Autumn Glen
49
56.3%
81.6%
Summit Point
35
95.4%
94.0%
Fourth
Quarter 2014
Conversions
Tesson Heights
65
77.7%
91.3%
Waterford at Oakwood
32
84.4%
100.0%

18 The Waterford at Thousand Oaks - Renovations New Entry Hall New Dining Room Old Entry Hall Old Dining Room

19 The Waterford on Huebner - Renovations New Entry Hall New Dining Room Old Entry Hall Old Dining Room

Community Portfolio Growth: 2010 to Present
25
32
48
59
67
65
69
45
49
50
50
50
50
50
7
3
3
3
0
25
50
75
100
125
2010
2011
2012
2013
2014
Q1 15
Current
Owned
Leased
Joint Venture
77
84
101
112
117
115
Owned %
32.5%
38.1%
47.5%
52.7%
57.3%
56.5%
58.0%
119

2015 Business Plan: External Growth
•
Strategic acquisitions of high quality senior living communities to enhance geographic concentrations –
16.2% cash on cash returns
*Based on share count at time of transaction      (in millions except number of communities)
2011
2012
2013
2014
Jan –
July
2015
Combined
Purchase
Price
$83.4
$181.3
$150.4
$160.2
$88.0
$663.3
Communities
7
17
11
8
6
49
Units
551
1,367
881
819
478
4,096
Debt
$59.3
$129.5
$112.3
$119.7
$65.7
$486.5
Equity
$24.1
$51.8
$38.1
$40.5
$22.3
$176.8
First Year Revenue
$21.3
$49.1
$35.1
$36.4
$19.5
$161.4
First Year
EBITDAR
$7.3
$19.1
$14.1
$15.0
$7.7
$63.2
First Year Cash Flow from
Operations (CFFO)
$3.4
$9.1
$5.8
$6.7
$3.7
$28.7
First Year CFFO per share*
$0.13
$0.34
$0.20
$0.23
$0.13
$1.03

Capital Senior Living

17.9% CAGR

17.9% CAGR

22.5% CAGR

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Key Metrics: Consistent Significant Growth
Revenue *
Adjusted  EBITDAR
($ In Millions)
($ In Millions)
$197
$257
$305
$343
$380
2010
2011
2012
2013
2014
* Excludes community reimbursement revenue and management services revenue
$69
$92
$110
$120
$133
2010
2011
2012
2013
2014
Adjusted EBITDAR Margin
Adjusted CFFO per share
32.4%
35.0%
35.4%
34.9%
35.9%
2010
2011
2012
2013
2014
$0.64
$0.91
$1.08
$1.33
$1.44
2010*
2011*
2012*
2013*
2014*
* Excludes prepaid resident rents and tax
savings related to cost segregation studies
of $0.25 in 2012 and $0.14 in 2013

Comparative Operating and Financial Metrics
Q2
15
Q2
14
% Increase
Total
Revenues
$
101.6
$ 93.4
8.7%
Adjusted EBITDAR
$
35.7
$ 32.2
11.0%
% Margin
36.8%
35.6%
Adjusted CFFO
$ 11.7
$ 9.6
22.3%
Adjusted CFFO Per Share
$ 0.41
$ 0.34
Note: EBITDAR and CFFO are as adjusted in press releases.

Balance Sheet
•
As of June 30, 2015 (in millions)
ASSETS
Cash and Securities
$ 51.7
Other Current Assets
23.8
Total Current Assets
75.5
Fixed Assets
811.1
Other Assets
35.4
TOTAL
ASSETS
$ 922.0
LIABILITIES
& EQUITY
Current
Liabilities
$ 71.4
Long-Term
Debt
660.2
Other
Liabilities
55.9
Total
Liabilities
787.5
Stockholders’ Equity
134.5
TOTAL
LIABILITIES &
EQUITY
$
922.0

Debt Overview : 100% Mortgage Debt
Debt Maturities
Weighted Average Interest Rate
(In thousands)
$627,624
$0
$0
$0
$43,660
$0
$8,472
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
2021 &
After
2020
2019
2018
2017
2016
2015
6.00%
5.79%
5.25%
5.25%
4.70%
4.64%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
2010
2011
2012
2013
2014
2015
YTD
Average duration of debt is 8 years,
with approximately 92% of all debt
maturing in 2021 and after
Weighted Average Interest
Rate has decreased 136 bps
since 2010

Capital SENIOR LIVING

[redacted]

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Investment Highlights
•
Value
leader
in
geographically
concentrated
regions
•
Substantially all private pay
•
Need-driven
demand,
limited
new
supply
and
improving
housing
market
and
economy
•
Experienced
management
team
with
demonstrated
ability
to
operate,
acquire and
create
shareholder
value
•
Accretive
acquisitions
in
highly
fragmented
industry
•
Value-enhancing conversions to higher levels of care, renovations and refurbishments
•
Strong cash flow generation
•
Solid balance sheet

Capital Senior Living Company Presentation